Exhibit 21.1
List of Subsidiaries of TerraForm Power, Inc.

Name of Entity	Jurisdiction of Organization
TerraForm Power, LLC	Delaware
TerraForm Power Operating, LLC	Delaware
SunEdison Canada Yieldco Master Holdco, LLC	Delaware
SunEdison Canada Yieldco, LLC	Delaware
SunEdison Canada YieldCo Lindsay, LLC	Delaware
SunEdison Marsh Hill, LLC	Delaware
TerraForm Ontario Solar, LLC	Delaware
TerraForm Canada UTL Solar Holdings, Inc.	British Columbia
TerraForm Canada UTL Intermediate GP Inc.	British Columbia
TerraForm Canada UTL Solar Intermediate Holdings LP	Ontario
TerraForm Canada UTL GP Inc.	British Columbia
TerraForm Canada UTL Solar Holdings LP	Ontario
Lindsay Solar GP Inc.	British Columbia
Lindsay Solar LP	Ontario
Marsh Hill III GP, Inc. (f/k/a 2413465 Ontario, Inc.)	British Columbia
Marsh Hill III LP	Ontario
TerraForm Ontario Solar Holdings GP Inc.	British Columbia
TerraForm Ontario Solar LP	Ontario
SunEdison Yieldco Chile Master Holdco, LLC	Delaware
SunEdison Yieldco Chile HoldCo, LLC	Delaware
Amanecer Solar Holding SpA	Republic of Chile
Amanecer Solar Management SpA	Republic of Chile
Amanecer Solar SpA	Republic of Chile
SunEdison Yieldco ACQ1 Master Holdco, LLC	Delaware
SunEdison Yieldco ACQ1, LLC	Delaware
SunEdison Yieldco DG–VIII Master Holdco, LLC	Delaware
SunEdison Yieldco DG–VIII Holdings, LLC	Delaware
SunEdison PR DG, LLC	Delaware
SunE Solar VIII, LLC	Delaware
SunE WF CRS, LLC	Delaware
SunE Irvine Holdings, LLC	Delaware
SunE HB Holdings, LLC	Delaware
SunEdison Origination2, LLC	Delaware
SunE Solar VIII 2, LLC	Delaware
SunE GIL1, LLC	Delaware
SunE GIL2, LLC	Delaware
SunE GIL3, LLC	Delaware
SunE Gresham WWTP, LLC	Delaware
SunE WF Bellingham, LLC	Delaware
SunE WF Framingham, LLC	Delaware

SunE KHL PSNJ, LLC	Delaware
SunE WF Dedham, LLC	Delaware
SunE DDR PSNJ, LLC	Delaware
SunE W-PR1, LLC	Puerto Rico
SunE WMT PR3, LLC	Puerto Rico
SunE Irvine, LLC	Delaware
SunE HB, LLC	Delaware
SunE OC PSNJ, LLC	Delaware
SunE GIL Holdings, LLC	Delaware
SunE KHL968 Orange, LLC	Delaware
SunE WF10217 West Hartford, LLC	Delaware
SunE KHL1004 Hillsboro, LLC	Delaware
SunEdison Yieldco UK HoldCo 3 Master Holdco, LLC	Delaware
SunEdison Yieldco UK HoldCo 3, LLC	Delaware
Norrington Solar Farm Limited	United Kingdom
SunEdison Yieldco UK HoldCo 4 Master Holdco, LLC	Delaware
SunEdison Yieldco UK HoldCo 4, LLC	Delaware
SunEdison Yieldco UK HoldCo 2 Master Holdco, LLC	Delaware
SunEdison Yieldco UK HoldCo 2, LLC	Delaware
SunEdison Yieldco DG Master Holdco, LLC	Delaware
SunEdison Yieldco DG Holdings, LLC	Delaware
SunE Solar Construction Holdings #2, LLC	Delaware
SunE Solar Construction #2, LLC	Delaware
BWC Origination 2, LLC	Delaware
SunE CREST 1, LLC	Delaware
SunE CREST 2, LLC	Delaware
SunE CREST 5, LLC	Delaware
SunE CREST 6, LLC	Delaware
SunE CREST 7, LLC	Delaware
SunE CRF8, LLC	Delaware
SunE CRF9, LLC	Delaware
SunE CRF10, LLC	Delaware
SunE CRF12, LLC	Delaware
SunE LPT1, LLC	Delaware
SunE RBPC1, LLC	Delaware
SunE RBPC3, LLC	Delaware
SunE RBPC4, LLC	Delaware
SunE RBPC6, LLC	Delaware
SunE RBPC7, LLC	Delaware
SunE Solar Berlin I, LLC	Delaware
SunE Solar XV Holdco, LLC	Delaware
SunE Solar XV Lessor Parent, LLC	Delaware
SunE Solar XV Lessor, LLC	Delaware
SunEdison Yieldco Origination Holdings, LLC	Delaware

Belchertown Solar, LLC	Delaware
BWC Origination 12, LLC	Delaware
SunE Hubbardston Solar, LLC	Delaware
SunE Solar Mattapoisett I, LLC	Delaware
SunEdison DG14 Holdings, LLC	Delaware
SunEdison JJ Gurabo, LLC	Puerto Rico
Tioga Solar La Paz, LLC	Delaware
Treasure Valley Solar, LLC	Delaware
SunEdison Yieldco Nellis Master Holdco, LLC	Delaware
SunEdison Yieldco Nellis HoldCo, LLC	Delaware
NAFB LP Holdings, LLC	Delaware
MMA NAFB Power, LLC	Delaware
Solar Star NAFB, LLC	Delaware
SunEdison Yieldco Regulus Master Holdco, LLC	Delaware
SunEdison Yieldco Regulus Holdings, LLC	Delaware
SunE Regulus Managing Member, LLC	Delaware
SunE Regulus Equity Holdings, LLC	Delaware
SunE Regulus Holdings, LLC	Delaware
Regulus Solar, LLC	Delaware
SunEdison Yieldco ACQ2 Master Holdco, LLC	Delaware
SunEdison Yieldco ACQ2, LLC	Delaware
CalRENEW-1, LLC	Delaware
SunEdison Yieldco ACQ3 Master Holdco, LLC	Delaware
SunEdison Yieldco ACQ3, LLC	Delaware
SunE Alamosa1 Holdings, LLC	Delaware
SunE Alamosa1, LLC	Delaware
OL’s SunE Alamosa1 Trust	Delaware
SunEdison Yieldco ACQ9 Master Holdco, LLC	Delaware
SunEdison Yieldco ACQ9, LLC	Delaware
Atwell Island Holdings, LLC	Delaware
SPS Atwell Island, LLC	Delaware
SunEdison Yieldco ACQ4 Master Holdco, LLC	Delaware
SunEdison Yieldco ACQ4, LLC	Delaware
Yieldco SunEY US Holdco, LLC	Delaware
Green Cove Management, LLC	Florida
SunEY Solar Dev Co, LLC	Delaware
SunEY Solar Funding II, LLC	Delaware
SunEY Solar Funding IV, LLC	Delaware
SS San Antonio West, LLC	California
SunEY Solar Gibbstown, LLC	Delaware
SunEY Solar I, LLC	Delaware
SunEY Solar Liberty, LLC	Delaware
SunEY Solar Ocean City One, LLC	Delaware
SunEY Solar St. Joseph’s LLC	Delaware
SunEY Solar Lindenwold BOE, LLC	Delaware

SunEY Solar Ocean City Two, LLC	Delaware
SunEY Solar Power I, LLC	Delaware
SunEY Sequoia I, LLC	Delaware
SunEY Solar Power II, LLC	Delaware
SunEY Solar Frederick BOE, LLC	Delaware
SunEY Solar Hazlet BOE, LLC	Delaware
SunEY Solar Medford BOE, LLC	Delaware
SunEY Solar Medford Lakes, LLC	Delaware
SunEY Solar Talbot County, LLC	Delaware
SunEY Solar Wayne BOE, LLC	Delaware
SunEY Solar Power III, LLC	Delaware
Solar PPA Partnership One, LLC	New York
SunEY Solar Cresskill BOE, LLC	Delaware
SunEY Solar KMBS, LLC	Delaware
Waldo Solar Energy Park of Gainesville, LLC	Delaware
SunEY Solar Silvermine, LLC	Delaware
SunEY Solar Solomon Schechter, LLC	Delaware
SunEY Solar SWBOE, LLC	Delaware
SunEY Solar WPU, LLC	Delaware
SunEdison Yieldco ACQ5 Master Holdco, LLC	Delaware
SunEdison Yieldco ACQ5, LLC	Delaware
SunEdison Yieldco Enfinity Master Holdco, LLC	Delaware
SunEdison Yieldco, Enfinity Holdings, LLC	Delaware
Enfinity SPV Holdings 2, LLC	Delaware
Enfinity Holdings WF LLC	Delaware
Enfinity NorCal 1 FAA, LLC	California
Enfinity Arizona 2 Camp Verde USD LLC	Arizona
Enfinity Arizona 3 Winslow USD LLC	Arizona
Enfinity BNB Napoleon Solar, LLC	Delaware
Enfinity CentralVal 5 LUESD LLC	California
SunEdison Yieldco DGS Master Holdco, LLC	Delaware
SunEdison Yieldco, DGS Holdings, LLC	Delaware
SunE DGS Master Tenant, LLC	Delaware
SunE DGS Owner Holdco, LLC	Delaware
SunE Corcoran SP Owner, LLC	Delaware
SunE Solano SP Owner, LLC	Delaware
SunE Wasco SP Owner, LLC	Delaware
SunE Coalinga SH Owner, LLC	Delaware
SunE Pleasant Valley SP Owner, LLC	Delaware
SunEdison Yieldco ACQ7 Master Holdco, LLC	Delaware
SunEdison Yieldco ACQ7, LLC	Delaware
MA Operating Holdings, LLC	Delaware
Fall River Commerce Solar Holdings, LLC	Delaware
Fall River Innovation Solar Holdings, LLC	Delaware
South Street Solar Holdings, LLC	Delaware

Uxbridge Solar Holdings, LLC	Delaware
SunEdison Yieldco ACQ8 Master Holdco, LLC	Delaware
SunEdison Yieldco ACQ8, LLC	Delaware
SunEdison DG Operating Holdings-2, LLC	Delaware
SunEdison Yieldco ACQ6 Master Holdco, LLC	Delaware
SunEdison Yieldco ACQ6, LLC	Delaware
TerraForm Power Solar X Holdings, LLC	Delaware
SunE Solar X, LLC	Delaware
SunE J10 Holdings, LLC	Delaware
SE Solar Trust X, LLC	Delaware
TerraForm Power IVS I Master Holdco, LLC	Delaware
TerraForm Power IVS I Holdings, LLC	Delaware
TerraForm Power IVS I Holdings II, LLC	Delaware
IVS I Services, LLC	Delaware
Imperial Valley Solar 1 Holdings II, LLC	Delaware
Imperial Valley Solar 1 Holdings, LLC	Delaware
Imperial Valley Solar 1 Intermediate Holdings, LLC	Delaware
Imperial Valley Solar 1, LLC	Delaware
TerraForm LPT ACQ Master Holdco, LLC	Delaware
TerraForm LPT ACQ Holdings, LLC	Delaware
TerraForm 2014 LPT II ACQ Holdings, LLC	Delaware
SunE Solar XVI Manager, LLC	Delaware
SunE Solar XVI Holdings, LLC	Delaware
SunE Solar XVI Lessor, LLC	Delaware
TerraForm Solar Master Holdco, LLC	Delaware
TerraForm Solar Holdings, LLC	Delaware
TerraForm Hudson Energy Solar, LLC	Delaware
Hudson USB ITC Managing Member, LLC	Delaware
Hudson USB ITC Managing Member 2, LLC	Delaware
Hudson Solar Macy, LLC	Delaware
Hudson USB ITC Tenant LLC	Delaware
Hudson USB ITC Owner LLC	Delaware
Hudson USB ITC Tenant 2 LLC	Delaware
Hudson USB ITC Owner 2 LLC	Delaware
Hudson Solar Project 1 LLC	Delaware
Hudson Solar Project 2, LLC	Delaware
Hudson Solar Project 3 LLC	Delaware
SunEdison Yieldco DG Master Holdco, LLC	Delaware
SunEdison YieldCo DG Holdings, LLC	Delaware
SunEdison YieldCo Origination Holdings, LLC	Delaware
SunEdison NC Utility, LLC	Delaware
SunEdison NC Utility 2, LLC	Delaware
SunE Dessie Managing Member, LLC	Delaware
SunE Dessie Equity Holdings, LLC	Delaware
Dessie Solar Center, LLC	North Carolina

Bearpond Solar Center, LLC	North Carolina
SunE NC Lessee Managing Member, LLC	Delaware
SunE NC Lessee Holdings, LLC	Delaware
SunE Bearpond Lessee, LLC	Delaware
SunE Shankle Lessee, LLC	Delaware
SunE Graham Lessee, LLC	Delaware
SunE Bearpond Lessor Managing Member, LLC	Delaware
SunE Graham Lessor Managing Member, LLC	Delaware
SunE Shankle Lessor Managing Member, LLC	Delaware
SunE Bearpond Lessor Holdings, LLC	Delaware
SunE Graham Lessor Holdings, LLC	Delaware
Graham Lessor Holdings Corporation	Delaware
SunE Shankle Lessor Holdings, LLC	Delaware
Shankle Lessor Holdings Corporation	Delaware
Shankle Solar Center, LLC	North Carolina
Graham Solar Center, LLC	North Carolina
TerraForm CD ACQ Master Holdco, LLC	Delaware
TerraForm CD ACQ Holdings, LLC	Delaware
TerraForm CD Intermediate Holdings, LLC	Delaware
TerraForm CD Holdings Corporation	Delaware
TerraForm CD Holdings GP, LLC	Delaware
TerraForm CD Holdings, LLC	Delaware
Capital Dynamics US Solar Holdings 1, Inc.	Delaware
Capital Dynamics US Solar AIV - A, L.P.	Delaware
Capital Dynamics US Solar-PA 1, LLC	Delaware
BASD Buchanan Solar LLC	Delaware
BASD East Hills Solar LLC	Delaware
BASD Farmersville Solar LLC	Delaware
BASD Freedom Solar I LLC	Delaware
BASD Solar, LLC	Delaware
BASD Spring Garden Solar LLC	Delaware
CIT Solar, LLC	Delaware
Colonial Solar, LLC	Delaware
Laureldale Solar, LLC	Delaware
Capital Dynamics US Solar Holdings 3, Inc.	Delaware
Capital Dynamics US Solar AIV - C, L.P.	Delaware
Capital Dynamics US Solar CA-2, LLC	Delaware
Cami Solar, LLC	Nevada
Capital Dynamics US Solar Holdings 2, Inc.	Delaware
Capital Dynamics US Solar AIV - B, L.P.	Delaware
CD US Solar Marketing 2, LLC	Delaware
CD US Solar MT 2, LLC	Delaware
CD US Solar PO 2, LLC	Delaware
Capital Dynamics US Solar Holdings 4, Inc.	Delaware
Capital Dynamics US Solar AIV - D, L.P.	Delaware

CD US Solar Marketing, LLC	Delaware
CD US Solar MT 1, LLC	Delaware
CD US Solar PO 1, LLC	Delaware
Capital Dynamics US Solar AIV - G, L.P.	Delaware
CD US Solar Sponsor, LLC	Delaware
CD US Solar Developer, LLC	Delaware
Capital Dynamics US Solar Holdings 5, Inc.	Delaware
Capital Dynamics US Solar AIV - E, L.P.	Delaware
CD US Solar MT 3, LLC	Delaware
CD US Solar PO 3, LLC	Delaware
TerraForm REC ACQ Master Holdco, LLC	Delaware
TerraForm REC ACQ Holdings, LLC	Delaware
TerraForm REC Holdings, LLC	Delaware
TerraForm REC Operating, LLC	Delaware
TerraForm Solar XVII ACQ Master Holdco, LLC	Delaware
TerraForm Solar XVII ACQ Holdings, LLC	Delaware
TerraForm Solar XVII Manager, LLC	Delaware
TerraForm Solar XVII, LLC	Delaware
SunE 29 Palms, LLC	Delaware
SunE CasimirES, LLC	Delaware
SunE DB10, LLC	Delaware
SunE DB11, LLC	Delaware
SunE DB12, LLC	Delaware
SunE DB15, LLC	Delaware
SunE DB17, LLC	Delaware
SunE DB18, LLC	Delaware
SunE DB20, LLC	Delaware
SunE DB24, LLC	Delaware
SunE DB33, LLC	Delaware
SunE DB34, LLC	Delaware
SunE DB36, LLC	Delaware
SunE DG3, LLC	Delaware
SunE DG6, LLC	Delaware
SunE DG12, LLC	Delaware
SunE DG13, LLC	Delaware
SunE DG14, LLC	Delaware
SunE DG15, LLC	Delaware
SunE DG16, LLC	Delaware
SunE DG17, LLC	Delaware
SunE DG18, LLC	Delaware
SunE EshlemanHall, LLC	Delaware
SunE SEM 2, LLC	Delaware
SunE SEM 3, LLC	Delaware
BWC Origination 10, LLC	Delaware
SunE Solar XVII Project1, LLC	Delaware

SunE Solar XVII Project2, LLC	Delaware
SunE Solar XVII Project3, LLC	Delaware
TerraForm First Wind ACQ Master Holdco, LLC	Delaware
TerraForm First Wind ACQ, LLC	Delaware
First Wind Operating Company, LLC	Delaware
Hawaiian Island Holdings, LLC	Delaware
First Wind Kahuku Holdings, LLC	Delaware
Kahuku Holdings, LLC	Delaware
Kahuku Wind Power, LLC	Delaware
Hawaii Holdings, LLC	Delaware
Kaheawa Wind Power II, LLC	Delaware
First Wind HWP Holdings, LLC	Delaware
Hawaii Wind Partners, LLC	Delaware
Hawaii Wind Partners II, LLC	Delaware
Kaheawa Wind Power, LLC	Delaware
First Wind Northeast Company, LLC	Delaware
Northeast Wind Partners II, LLC	Delaware
Northeast Wind Capital Holdings, LLC	Delaware
Northeast Wind Capital II, LLC	Delaware
Maine Wind Partners II, LLC	Delaware
Maine Wind Partners, LLC	Delaware
Evergreen Wind Power, LLC	Delaware
Rollins Holdings, LLC	Delaware
Evergreen Wind Power III, LLC	Delaware
Stetson Wind Holdings Company, LLC	Delaware
Stetson Holdings, LLC	Delaware
Stetson Wind II, LLC	Delaware
Evergreen Gen Lead, LLC	Delaware
First Wind Blue Sky East Holdings, LLC	Delaware
Blue Sky East Holdings, LLC	Delaware
Blue Sky East, LLC	Delaware
Sheffield Wind Holdings, LLC	Delaware
Sheffield Holdings, LLC	Delaware
Vermont Wind, LLC	Delaware
CSSW Cohocton Holdings, LLC	Delaware
New York Wind, LLC	Delaware
Canandaigua Power Partners, LLC	Delaware
Canandaigua Power Partners II, LLC	Delaware
CSSW Steel Winds Holdings, LLC	Delaware
Huron Holdings, LLC	Delaware
Erie Wind, LLC	Delaware
Niagara Wind Power, LLC	Delaware
FW Mass PV Portfolio, LLC	Delaware
FWPV Capital, LLC	Delaware
FWPV Holdings, LLC	Delaware
FWPV, LLC	Delaware

Mass Solar 1 Holdings, LLC	Delaware
Mass Solar 1, LLC	Delaware
Mass Midstate Solar 1, LLC	Delaware
Mass Midstate Solar 2, LLC	Delaware
Mass Midstate Solar 3, LLC	Delaware
Millbury Solar, LLC	Delaware
TerraForm Thor ACQ Master Holdco, LLC	Delaware
TerraForm Thor ACQ Holdings, LLC	Delaware
TerraForm Private Holdings II, LLC	Delaware
TerraForm Private II, LLC	Delaware
TerraForm Private Operating II, LLC	Delaware
FW Panhandle Portfolio II, LLC	Delaware
First Wind Panhandle Holdings II, LLC	Delaware
First Wind South Plains Portfolio, LLC	Delaware
First Wind Texas Holdings II, LLC	Delaware
South Plains Wind Energy, LLC	Delaware
TerraForm IWG Acquisition Holdings, LLC	Delaware
Rattlesnake Wind I Class B Holdings LLC	Delaware
Rattlesnake Wind I Holdings LLC	Delaware
Rattlesnake Wind I LLC	Delaware
TerraForm IWG Acquisition Ultimate Holdings II, LLC	Delaware
TerraForm IWG Acquisition Intermediate Holdings II, LLC	Delaware
TerraForm IWG Acquisition Holdings II Parent, LLC	Delaware
TerraForm IWG Acquisition Holdings II, LLC	Delaware
Bishop Hill Class B Holdings LLC	Delaware
Bishop Hill Holdings LLC	Delaware
Bishop Hill Energy LLC	Delaware
TerraForm IWG Acquisition Holdings III, LLC	Delaware
California Ridge Class B Holdings LLC	Delaware
California Ridge Holdings LLC	Delaware
California Ridge Wind Energy LLC	Delaware
Invenergy Prairie Breeze Holdings LLC	Delaware
Prairie Breeze Class B Holdings LLC	Delaware
Prairie Breeze Holdings LLC	Delaware
Prairie Breeze Wind Energy LLC	Delaware
TerraForm IWG Ontario Holdings Grandparent, LLC	Delaware
TerraForm IWG Ontario Holdings Parent, LLC	Delaware
TerraForm IWG Ontario Holdings, LLC	Delaware
TerraForm Utility Solar XIX Holdings, LLC	Delaware
TerraForm Utility Solar XIX Manager, LLC	Delaware
TerraForm Utility Solar XIX, LLC	Delaware
Beryl Solar, LLC	Delaware
Buckhorn Solar, LLC	Delaware
Cedar Valley Solar, LLC	Delaware
Granite Peak Solar, LLC	Delaware
Greenville Solar, LLC	Delaware

Laho Solar, LLC	Delaware
LKL BLBD, LLC	Delaware
Milford Flat Solar, LLC	Delaware
River Mountains Solar, LLC	Delaware
SunE DB APNL, LLC	Delaware
SunEdison Yieldco ACQ10, LLC	Delaware
TerraForm Dairyland Acquisitions, LLC	Delaware
Integrys Solar, LLC	Delaware
Gilbert Solar Facility I, LLC	Delaware
INDU Solar Holdings, LLC	Delaware
Berkley East Solar LLC	Delaware
ISH Solar AZ, LLC	Delaware
ISH Solar Beach, LLC	Delaware
ISH Solar CA, LLC	Delaware
ISH Solar Central, LLC	Delaware
ISH Solar Hospitals, LLC	Delaware
ISH Solar Mouth, LLC	Delaware
SEC BESD Solar One, LLC	Delaware
SEC Bellefonte SD Solar One, LLC	Delaware
Sterling Solar LLC	Delaware
Solar Hold 2008 – 1, LLC	Delaware
Integrys NJ Solar, LLC	Delaware
Solar Star California II, LLC	Delaware
Soltage – ADC 630 Jamesburg, LLC	Delaware
Soltage – MAZ 700 Tinton Falls, LLC	Delaware
Soltage – PLG 500 Milford, LLC	Delaware
Solar Star New Jersey VI, LLC	Delaware
TerraForm Energy Services Holdings, LLC	Delaware
TerraForm US Energy Services, LLC	Delaware
TerraForm Canada Energy Services, Inc.	British Columbia
TerraForm Italy LDV Holdings, LLC	Delaware
TerraForm Japan Holdco, LLC	Delaware
TerraForm Japan Holdco GK	Japan
TerraForm Power Holdings B.V.	Netherlands
TerraForm Power Finance B.V.	Netherlands
TerraForm PR Holdings 1, LLC	Delaware
TerraForm Solar IX Holdings, LLC	Delaware
SunE B9 Holdings, LLC	Delaware
TerraForm Solar XVIII ACQ Holdings, LLC	Delaware
TerraForm Solar XVIII Manager, LLC	Delaware
TerraForm Solar XVIII, LLC	Delaware
SunE DB3, LLC	Delaware
SunE DB8, LLC	Delaware
SunE DB27, LLC	Delaware
SunE DB42, LLC	Delaware
SunE DB43, LLC	Delaware

SunE DB44, LLC	Delaware
SunE DB45, LLC	Delaware
SunE DG1, LLC	Delaware
SunE DG2, LLC	Delaware
SunE DG8, LLC	Delaware
SunE DG25, LLC	Delaware
SunE IM Pflugerville, LLC	Delaware
SunE HARD Mission Hills, LLC	Delaware
SunE HH Blue Mountain, LLC	Delaware
SunE HH Buchanan, LLC	Delaware
SunE HH Frank Lindsey, LLC	Delaware
SunE HH Furnace Woods, LLC	Delaware
SunE HH Hudson High, LLC	Delaware
Oak Leaf Solar V LLC	Delaware
Water Street Solar 1, LLC	Delaware
TerraForm MP Holdings, LLC	Delaware
TerraForm MP Solar, LLC	Delaware
TerraForm Ontario Solar Holdings, LLC	Delaware
TerraForm KWP Investor Holdings, LLC	Delaware
KWP Upwind Holdings LLC	Delaware